Smith Barney Allocation Series Inc. (“Allocation Series”)

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(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated March 31, 2005

to the Prospectuses dated April 29, 2004

The following information supplements the disclosure in the Prospectuses of the Portfolios listed above. Defined terms have the same meanings as set forth in the Prospectus.

Underlying Funds and Target Percentage of Portfolios

The Board of Directors of Allocation Series has approved certain changes in the underlying Smith Barney funds in which the Portfolios of Allocation Series invest and the addition of Smith Barney Core Bond Plus Fund Inc. as an underlying fund. The modifications are part of an overall plan to reduce the number of underlying funds, simplify the Portfolios’ allocation structure and eliminate certain size and style biases in the allocations to the underlying funds. The revised allocations to underlying funds for each Portfolio are set forth in the chart below. These changes will be implemented by the portfolio manager of Allocation Series gradually as market conditions warrant.

Select High Growth Portfolio

Underlying Fund	Target Percentage of Portfolio
Smith Barney Large Capitalization Growth Fund	25-35%
Smith Barney Aggressive Growth Fund Inc.	20-30%
Smith Barney Large Cap Value Fund	20-30%
Smith Barney Small Cap Core Fund Inc.	5-15%
Smith Barney Core Plus Bond Fund Inc.	5-15%

Select Growth Portfolio

Underlying Fund	Target Percentage of Portfolio
Smith Barney Large Capitalization Growth Fund	20-30%
Smith Barney Large Cap Value Fund	20-30%
Smith Barney Small Cap Core Fund Inc.	5-15%
Smith Barney Aggressive Growth Fund Inc.	5-15%
Smith Barney Core Plus Bond Fund Inc.	25-35%

Select Balanced Portfolio

Underlying Fund	Target Percentage of Portfolio
Smith Barney Core Plus Bond Fund Inc.	45-55%
Smith Barney Appreciation Fund Inc.	7.5-17.5%
Smith Barney Fundamental Value Fund Inc.	7.5-17.5%
SB Growth and Income Fund	7.5-17.5%
Smith Barney Large Capitalization Growth Fund	7.5-17.5%

Addition of New Underlying Fund—Smith Barney Core Bond Plus Fund Inc.

Description of the Smith Barney Core Bond Plus Fund Inc.

Smith Barney Core Bond Plus Fund Inc. seeks maximum total return consisting of capital appreciation and income, consistent with preservation of capital. The fund invests primarily in investment grade fixed income securities of U.S. issuers, including corporate, mortgage-backed and government securities, and is permitted to invest up to 20% of its net assets in high yield, high risk corporate and government debt securities rated below investment grade (commonly known as “junk bonds”) or, if unrated, determined by the manager to be of comparable quality, and in U.S. dollar denominated and non-U.S. dollar denominated debt securities issued by foreign corporations and foreign governments, their agencies or instrumentalities, of which no more than 10% of the fund’s assets may be invested in fixed income securities of emerging market issuers. The fund will normally maintain an average duration of three years to six years.

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